american travel &
ATMG
  marketing group

Project Estimate
Design services for Travel Hunt: www site

Agreement between American Travel+Marketing Group, Inc. and TravelHunt for TravelHunt www site description
travelhunt.com www site

included
>Concept (assimilating visual identity and mascot provided by other vendor) >Client consultation as needed >Program management
>Design in line with Travel Hunt's marketing goals
>Execution

Note: quote for www content for Travel Hunt's travel club is quoted separately content areas [may or may not be separate pages, depending on what best serves the needs of Client and site user]
>About us/history of the company
>"What is a Travel Hunt"
>PayPal Shopping Cart [15 items] integration
>PayPal Payment System
>FAQ
>Catalog [lists hunts available, short description of each, perhaps a destina-
        tion photo]
>Contact us/feedback
>Pitch for club

technical components
>MySQL database
>Content management with file uploading capability
>PDF emailing system
>Ability for user to sign up for newsletter: PHP mail form with data capture >Ability for user to become a member of Travel Hunt: PHP form with data capture
>Ability for user to share travelhunt.com with a friend: PHP utility
>Search feature, keyword-based

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Fee, one time
Site design, coding, building, as described above
(not including any applicable sales tax)             4165-

Fee, recurring monthly
Hosting, per month [combinable with travel club site] Total/both sites/month:
                                                       50-



Payment schedule
one-third of fee is due at outset, one-third at approval of design, remainder upon completion of contracted work